UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 16, 2012

LAREDO PETROLEUM HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35380	45-3007926
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 1800, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.        Submission of Matters to a Vote of Security Holders.

(a)                                                Laredo Petroleum Holdings, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”) on May 16, 2012. At the Annual Meeting, the Company’s stockholders were requested to: (1) elect directors to serve on the Company’s Board of Directors (the “Board”) for a term of office expiring at the Company’s 2013 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified; (2) ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2012; (3) approve an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers; and (4) approve an advisory (non-binding) resolution regarding the frequency of future advisory (non-binding) votes regarding the compensation of the Company’s named executive officers. As of March 23, 2012, the record date for the Annual Meeting, there were 128,144,857 shares of common stock outstanding and entitled to vote at the Annual Meeting and a total of 122,147,529 (approximately 95.32%) were represented in person or by proxy at the Annual Meeting, constituting a quorum. The following are the final voting results on proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s proxy statement filed on April 6, 2012:

(b)

1. Each of the directors that were up for re-election or election was elected for a term of one year. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	WITHHELD	BROKER NON-VOTES
Randy A. Foutch	119,588,699	500,906	2,057,924
Jerry R. Schuyler	119,904,884	184,721	2,057,924
Peter R. Kagan	113,929,929	6,159,676	2,057,924
James R. Levy	113,731,197	6,358,408	2,057,924
B.Z. (Bill) Parker	120,060,001	29,604	2,057,924
Pamela S. Pierce	120,060,046	29,559	2,057,924
Ambassador Francis Rooney	118,862,297	1,227,308	2,057,924
Dr. Myles W. Scoggins	120,081,062	8,543	2,057,924
Edmund P. Segner, III	120,059,746	29,859	2,057,924
Donald D. Wolf	120,054,719	34,886	2,057,924

2. Grant Thornton LLP was ratified as the Company’s independent registered public accounting firm for 2012. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON- VOTES
122,106,458	34,108	6,963	0

3. The voting results for the advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON- VOTES
120,016,756	35,614	37,235	2,057,924

4. The voting results for the frequency of future advisory (non-binding) votes regarding the compensation of the Company’s named executive officers were as follows:

EVERY 1 YEAR	EVERY 2 YEARS	EVERY 3 YEARS	VOTES ABSTAINED	BROKER NON-VOTES
119,146,921	375,086	561,534	6,064	2,057,924

(d)                                               Based on the votes described above of the Company’s stockholders at the Annual Meeting, a majority of the votes were cast in favor of holding an advisory vote on executive compensation on an annual basis. Following consideration of the stockholder advisory vote on the frequency proposal, the Board decided at a meeting held on May 16, 2012 that the Company will hold an annual advisory vote on the compensation of the Company’s named executive officers in its future proxy materials until the next stockholders vote on the frequency of these votes.

Item 8.01.        Other Information.

On May 22, 2012, the Company issued a press release announcing the election of Dr. Myles W. Scoggins to the Board at the Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release dated May 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM HOLDINGS, INC.

Date: May 22, 2012	By:	/s/ Kenneth E. Dornblaser
Kenneth E. Dornblaser
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 22, 2012.